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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 10, 2006, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-133696) and related Prospectus of Brand Energy & Infrastructure Services, Inc. dated September 1, 2006.

St. Louis, Missouri	/s/ Ernst & Young LLP
August 31, 2006

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Consent of Independent Registered Public Accounting Firm